                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 15, 2001

                               ------------------

                          CAL DIVE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          MINNESOTA                                            95-3409686
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation of organization)                             Identification No.)


       400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON, TEXAS       77060
            (Address of Principal Executive Offices)                (Zip Code)


                                 (281) 618-0400
              (Registrant's telephone number, including area code)


                                      None
   (Former name, former address and former fiscal year, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         99.1 - 2000 Fourth Quarter Report to Shareholders of Cal Dive International, Inc.

Item 9.  Regulation FD Disclosure

         In accordance with General Instruction B.2. of Form 8-K, the information incorporated by reference herein should not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         The 2000 Fourth Quarter Report to Shareholders which discusses Cal Dive's fourth quarter financial results and its forecast for its first quarter ending March 31, 2001 and for the year ending December 31, 2001 is filed as
Exhibit 99.1 and is incorporated herein by reference.

                          CAL DIVE INTERNATIONAL, INC.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date:  February 15, 2001

                                         CAL DIVE INTERNATIONAL, INC.


                                   By:   /s/ S. JAMES NELSON
                                         -------------------------
                                         S. James Nelson
                                         Vice Chairman



                                   By:   /s/ A. WADE PURSELL
                                         -------------------------
                                         A. Wade Pursell
                                         Senior Vice President and
                                         Chief Financial Officer

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
 99.1               2000 Fourth Quarter Report to Shareholders of
                    Cal Dive International, Inc.